Exhibit 99.1

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNDER APPLICABLE STATE SECURITIES LAWS.

                                                                 $______________

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.

                           CONVERTIBLE PROMISSORY NOTE

                                 AUGUST 31, 2005

1. ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (along with its subsidiaries, the "Company"), promises to grant to ____________________ (the "Holder") _____________________ shares of Company Common Shares, par value $0.01 (the "Common Stock") within sixty (60) days of the Conversion Event, or as soon as practicable thereafter. The Conversion Event is the date upon which the shareholders of the Company vote, pursuant to Section 242 of the Delaware General Corporation Law, to amend the Amended and Restated Certificate of Incorporation of the Company (the "Certificate") to increase the number of authorized shares of the Company's Common Stock as set forth in Article 4 of the Certificate from twenty million (20,000,000) shares to no less than thirty five million (35,000,000) shares (the "Conversion Event").

2. Pursuant to this promissory note (the "Note"), the Holder is funding _______________________________________ (U.S.) Dollars ($____________) (the
"Purchase Price") in cash or other immediately available funds to the Company on the date of execution hereof.

3. This Note shall mature on the date (the "Maturity Date") that is the earlier of (a) the Conversion Event, (b) thirty six (36) months from the date of issuance (the "Issuance Date") or (c) upon a Change of Control (as defined below). With respect to (b) and (c) of this paragraph 3, the Holder shall be remunerated the Reimbursement Amount only after (i) all amounts due under any and all agreements or other instruments evidencing the Company's Institutional Debt (as defined below) have been indefeasibly paid in full in cash or (ii) the holder of the Company's Institutional Debt consents in writing to the repayment of the principal amount hereof and all accrued and unpaid interest thereon. Provided, however, that if the Purchase Price and the Non-Conversion Fee (as defined below) are not paid at the Maturity Date, as such would be due in the case of (b) and (c) above, such failure to pay shall result in an Event of Default as described in Section 13 hereof and interest hereon shall accrue at the Non-Conversion Rate (as defined below).

4. For purposes of this Note, a "Change of Control" shall be deemed to occur on the effective date of any merger, consolidation, or reorganization that results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than an majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all of its assets. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale, or disposition own, directly or indirectly, immediately following such merger, consolidation, sale, or disposition at least a majority of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale, or disposition.

5. Should the Note mature thirty six (36) months from the Issuance Date, or as the result of a Change of Control, as set forth in paragraph 3 above, then within six (6) months of the Maturity Date, Company will pay to Holder (i) the Purchase Price, and (ii) an additional twenty percent (20%) of the Purchase Price (the "Non-Conversion Fee"). Additionally, the Note will begin accruing interest based on the Purchase Price and Non-Conversion Fee at an annual rate of fifteen percent (15%) beginning on the Maturity Date (the "Non-Conversion Interest") and will continue to accrue interest until such time as the Holder is reimbursed the Purchase Price, the Non-Conversion Fee and any and all Non-Conversion Interest (collectively referred to as the "Reimbursement Amount").

6. Notwithstanding the foregoing, under no circumstances shall the Purchase Price or Non-Conversion Fee be paid out until (i) all amounts due under any and all agreements or other instruments evidencing the Company's Institutional Debt (as defined below) have been indefeasibly paid in full in cash or (ii) the holder of the Company's Institutional Debt consents in writing to the repayment of the Purchase Price or the Non-Conversion Fee. Provided, however, that if the Purchase Price and Non-Conversion Fee are not paid at the Maturity Date, such failure to pay shall result in an Event of Default as described in Section 3 below and Non-Conversion Interest shall continue to accrue. The Non-Conversion Interest shall be payable in cash or other immediately available funds to the Holder quarterly in arrears; provided that any such payment shall be made only if the Company is not in Default or an Event of Default with Senior Lender (as defined in paragraph 7 below), at which time all payments shall be blocked until the earlier of (i) the cure of the Default or Event of Default with the Senior Lender, (ii) written waiver of the Default or Event of Default by Senior Lender, or (iii) the indefeasible payment in full of the Institutional Debt. Copies of all credit agreements and other instruments evidencing the Company's Institutional Debt are available for the Holder's review at the Company's executive offices. The first interest payment shall be made on the last day of the Company's next fiscal quarter following the Maturity Date and each subsequent interest payment shall be due on the last day of each quarterly period thereafter.

7. For purposes of this Note, "Institutional Debt" means the principal, and premium, if any, and interest (including interest that accrues after a bankruptcy, notwithstanding any law to the contrary), along with any other indebtedness, obligations, liabilities, charges, fees, costs, and expenses payable pursuant to the terms of instruments creating or evidencing indebtedness of the Company, outstanding as of the date of initial issuance of this Note, or indebtedness thereafter created, assumed, incurred, or guaranteed by the Company and its affiliates, and all renewals, extensions, and refinances thereof, which are payable to banks, commercial finance companies, insurance companies or other institutional lenders including, without limitation, CapitalSource Finance LLC and its affiliates (the "Senior Lender").

8. Upon any bankruptcy, insolvency, dissolution, receivership, or other proceeding involving the Company, all Institutional Debt shall first be indefeasibly paid in full in cash before any payment or distribution of any kind is made to the Holder of this Note, and any payment or distribution that may be made with respect to this Note, whether in cash, securities, or otherwise, shall be held in trust for the benefit of the holder of the Institutional Debt and immediately upon receipt, delivered to the holder of the Institutional Debt.

9. This Note is being issued pursuant to an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder.

10. The Holder represents to the Company that it is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Note and the shares issuable upon conversion of this Note. The holder of this Note further represents that it is acquiring this Note and the right to acquire the shares issuable upon conversion of this Note for investment purposes only, for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

11.      Conversion.
         ----------

                (a)     Automatic Conversion. Upon the Conversion Event, the
                        --------------------
Note shall immediately mature and shall automatically convert (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the last full business day preceding the date fixed for payment of the amount distributable on the Note as more fully described in the Liquidation section below) into fully paid and nonassessable whole shares of Common Stock on a two (2) to one (1) basis (the "Conversion Ratio"). For the sake of clarity, for every one (1) dollar of the purchase price, Holder shall receive two (2) shares of Common Stock (the "Conversion Price"). The Company shall give written notice to Holder of the occurrence of the Conversion Event, which notice shall include a calculation of the number of shares of Common Stock into which the Note is converted. Thereafter, the Holder shall not be entitled to the Reimbursement Amount, as set forth in paragraph 5 above.

                (b)     Issuance of Certificates; Time Conversion Effected.
                        --------------------------------------------------
Within sixty (60) days, or as soon as practicable after the Conversion Event, the Corporation shall issue and deliver, or cause to be issued and delivered, to the Holder, registered in such name or names as such Holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of the Note (the "Conversion Shares"). To the extent permitted by law, such conversion shall be deemed to have been effected as of the date the Conversion Event occurs, as applicable, and at such time the rights of the Holder of the Note shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion, shall be deemed to have become the holder or holders of record of the Conversion Shares represented thereby. Furthermore, the Company covenants that upon issuance of the Conversion Shares in accordance with the terms hereof,such shares shall be duly authorized, validly issued and outstanding, fully paid and non-assessable shares of Common Stock. Except as described herein, this Note is not otherwise convertible into any other shares of the Company's capital stock.

                (c) The certificates representing the Conversion Shares shall bear a legend substantially similar to the following:

                "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except (1) pursuant to an effective registration statement under the Act or (2) upon the delivery by the holder to the Company of an opinion of counsel that an exemption from registration under such Act is available."

12.      Anti-dilution.
         -------------

                (a)     Stock Splits and Combinations. If the Company shall
                        -----------------------------
combine all of its outstanding shares of Common Stock into a smaller number of shares, the number of Conversion Shares issuable upon the Conversion Event hereunder shall be proportionately decreased and the Conversion Price in effect immediately prior to such combination shall be proportionately increased, as of the effective date of such combination, as follows: (i) the number of Conversion Shares purchasable immediately prior to the effective date of such combination shall be adjusted so that the Holder of this Note, if converted on or after that date, shall be entitled to receive the number and kind of Conversion Shares which the Holder of this Note would have owned and been entitled to receive as a result of the combination had the Note been converted immediately prior to that date and (ii) the Conversion Price in effect immediately prior to such adjustment shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which is the aggregate number of Conversion Shares purchasable upon conversion of this Note immediately prior to such adjustment, and the denominator of which is the aggregate number of Conversion Shares purchasable upon conversion of this Note immediately thereafter. If the Company shall subdivide all of its outstanding shares of Common Stock, the number of Conversion Shares shall be proportionally increased and the Conversion Price in effect immediately prior to such subdivision shall be proportionately decreased, as of the effective date of such subdivision, as follows: (i) the number of Conversion Shares purchasable upon the conversion of this Note immediately prior to the effective date of such subdivision, shall be adjusted so that the Holder of this Note, if converted on or after that date, shall be entitled to receive the number and kind of Conversion Shares that the Holder of this Note would have owned and been entitled to receive as a result of the subdivision had the Note been converted immediately prior to that date and (ii) the Conversion Price in effect immediately prior to such adjustment shall be adjusted by multiplying the Conversion Price by a fraction, the numerator of which is the aggregate number of Conversion Shares purchasable upon conversion of this Note immediately prior to such adjustment, and the denominator of which is the aggregate number of Conversion Shares purchasable upon conversion of this Note immediately thereafter.

                (b)     Stock Dividends and Distributions. If the Company shall
                        ---------------------------------
fix a record date for the holders of its Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then the number of Conversion Shares shall be proportionately increased and the Conversion Price in effect immediately prior to the time of such issuance or the close of business on such record date shall be proportionately decreased, as of the time of such issuance, or in the event such record date is fixed, as of the close of business on such record date, as follows: (i) the number of Conversion Shares purchasable immediately prior to the time of such issuance or the close of business on such record date shall be adjusted so that the Holder of this Note, if converted after that date, shall be entitled to receive the number and kind of Conversion Shares and additional shares of Common Stock of the Company which the Holder of this Note would have owned and been entitled to receive as a result of the dividend or other distribution had the Note been converted immediately prior to that date, and (ii) the Conversion Price in effect immediately prior to such adjustment shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which is the aggregate number of shares of Common Stock purchasable upon conversion of this Note immediately prior to such adjustment, and the denominator of which is the aggregate number of shares of Common Stock purchasable upon conversion of this Note immediately thereafter.

                (c)     Other Dividends and Distributions. If the Company shall
                        ---------------------------------
fix a record date for the holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then lawful and adequate provision shall be made so that the Holder of this Note shall be entitled to receive upon conversion of this Note, for the Conversion Price in effect immediately prior thereto, in addition to the number of Conversion Shares immediately theretofore issuable upon conversion of this Note, the kind and number of securities of the Company which the Holder would have owned and been entitled to receive had the Note been converted immediately prior to the date of such dividend or other distribution.

                (d)     Reclassification, Exchange and Substitution. If the
                        -------------------------------------------
Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 2), then the Holder of this Note shall be entitled to receive upon conversion of this Note, in lieu of the Conversion Shares immediately theretofore issuable upon conversion of this Note, for the aggregate Conversion Price in effect prior thereto, the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, which the Holder of this Note would have owned and been entitled to receive had this Note been converted immediately prior to such recapitalization, reclassification or other change (in any event, subject to further anti-dilution protection as provided in this Section 12).

                (e)     Reorganizations, Mergers, Consolidations or Sales of
                        ----------------------------------------------------
Assets. If any of the following transactions (each, a "Special Transaction")
------
shall become effective prior to the Maturity Date: (i) a capital reorganization, share exchange, or exchange offer (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 12), (ii) a consolidation or merger of the Company with and into another entity, or (iii) a sale or conveyance of all or substantially all of the Company's assets, then as a condition of any Special Transaction, lawful and adequate provision shall be made so that the Holder of this Note shall thereafter have the right to purchase and receive upon conversion of this Note, in lieu of the Conversion Shares immediately issuable upon the Conversion Event, for the Conversion Price in effect immediately prior to such conversion, such shares of stock, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special Transaction to the holders of shares of Common Stock for which this Note could have been converted if the Conversion Event took place immediately prior to such Special Transaction.

                (f)     Liquidation. If the Company shall, at any time prior to
                        -----------
the Conversion Event or the Maturity Date, dissolve, liquidate or wind up its affairs, the Holder shall receive, subject to Senior Lender's approval, the Purchase Price and the Non-Conversion Fee, in lieu of the Conversion Shares.

                (g)     Notice. Whenever this Note or the number of Conversion
                        ------
Shares is to be adjusted as provided herein, the Company shall forthwith, as soon as practicable, cause to be sent to the Holder a notice stating in reasonable detail the relevant facts and any resulting adjustments and the calculation thereof.

                (h)     Fractional Interests. The Company shall not be required
                        --------------------
to issue fractions of shares of Common Stock upon the conversion of this Note. If any fraction of a share of Common Stock would be issuable upon the conversion of this Note, the Company shall, upon such issuance, purchase such fraction for an amount in cash equal to the current value of such fraction, computed on the basis of the last reported closing price of the Common Stock on the securities exchange or quotation system on which the shares of Common Stock are then listed or traded, as the case may be, if any, on the last business day prior to the date of conversion upon which such a sale shall have been effected, or, if the Common Stock is not so listed or traded on an exchange or quotation system, as the Board of Directors of the Company may in good faith determine.

                (i)     Effect of Alternate Securities. If at any time, as a
                        ------------------------------
result of an adjustment made pursuant to this Section 12, the Holder of this Note shall thereafter become entitled to receive any securities of the Company other than shares of Common Stock, then the number of such other securities receivable upon conversion of this Note shall be subject to adjustment from time to time on terms as nearly equivalent as practicable to the provisions with respect to shares of Common Stock contained in this Section 12.

                (j)     Successive Application. The provisions of this Section
                        ----------------------
12 shall apply from time to time to successive events covered by this Section
12. Upon the occurrence of any event contemplated by this Section 12, all references to Common Stock and to the Company and to other defined terms herein shall be equitably adjusted to protect the interests of the Holder.

13.     Events of Default. Subject to the terms of any agreements or instruments
        -----------------
evidencing the Company's Institutional Debt, and subject to the rights of the holders of such Institutional Debt, the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder:

                (a) nonpayment by the Company of any portion of the Purchase Price or Non-Conversion Fee when due in accordance with the terms hereof;

                (b) the Company (i) suspending or discontinuing its business, (ii) making an assignment for the benefit of creditors, or (iii) filing a voluntary petition in bankruptcy or having a petition in bankruptcy filed against it.

If an Event of Default occurs, then, subject to the terms of any agreements or instruments evidencing the Company's Institutional Debt, and subject to the rights of the holders of such Institutional Debt, (i) the Holder may declare the Purchase Price, the Non-Conversion Fee, and all accrued and unpaid interest of the Note thereon to be immediately due and payable, (ii) and interest on the outstanding Purchase Price and Non-Conversion Fee that was to begin accruing as of the Maturity Date, the Non-Conversion Interest, shall begin to accrue at fifteen percent (15%) per annum as of the date of the occurrence of the Event of Default.

14.     Registration Rights. Within six (6) months after the Conversion Event,
        -------------------
or as soon as practicable thereafter, the Company shall cause to be prepared and filed with the Securities and Exchange Commission (the "Commission"), and cause to become effective no later than sixty (60) days after the date of filing, or as soon as practicable thereafter (the "Effective Date"), a registration statement on Form S-1 (or such other available registration statement form that is eligible for use), as may be amended from time to time, the "Registration Statement," and such other documents, as may be necessary, in the opinion of counsel for the Company, so as to permit a public offering and sale by the Holder of the Conversion Shares under the Securities Act. Notwithstanding the foregoing to the contrary, the Company shall not be required to file the Registration Statement within thirty (30) days of the date the Company is required to file its annual report on Form 10-K with the Securities and Exchange Commission. All expenses incurred in connection with the registration of the Conversion Shares, including without limitation, all blue sky registration and filing fees, legal fees, accounting fees, printing expenses, other expenses and fees of experts used in connection with such registration and any fees and expenses incidental to any post-effective amendment to the Registration Statement, shall be borne and paid by the Company. The Company shall take all reasonable efforts to keep such registration effective for a period of not less than two (2) years after the Effective Date, and shall take all reasonable efforts to cause the Conversion Shares at all times during such period to be freely tradable under the Registration Statement, except as may be required under the Federal Securities laws, and shall take such other actions as may be necessary or advisable to enable the Holder to consummate the public sale of the Conversion Shares by the Holder under the Registration Statement.

15.     Use of Proceeds. The Company shall use the proceeds obtained from the
        ---------------
sale of this Note for its working capital needs.

16.     Miscellaneous.
        -------------

                (a)     Usury. Nothing herein contained, nor any transaction
                        -----
related hereto, shall be construed or so operate as to require the Company to pay interest at a greater rate than is now lawful, or to make any payment, or to do any act contrary to law.

                (b)     Ownership. The Holder shall be deemed to be the owner of
                        ---------
this Note for all purposes, and either (i) the distribution of the Conversion Shares, or (ii) the Reimbursement; whichever earlier, shall constitute the full and complete discharge of the Company for such purposes.

                (c)     Assignment. This Note and the rights, obligations and
                        ----------
duties of the Company or the Holder hereunder shall not be assignable or otherwise transferable by either party; provided, in the event the Company is acquired by another entity and becomes a wholly-owned subsidiary of that entity, then all references herein to Company shall also be applicable to its shareholder, and such shareholder shall be bound by the terms hereof as if it were the Company.

                (d)     Modification. No term or provision contained herein may
                        ------------
be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby. Notwithstanding the foregoing, this Note shall not be materially modified, amended changed or modified without the written consent of Senior Lender.

                (e)     Binding Effect and Benefit. This Note shall inure to the
                        --------------------------
benefit of, and shall be binding upon, the parties hereto, their heirs, executors, administrators, personal representatives, successors in interest and permitted assigns.

                (f)     Further Assurances. Company and Holder agree that from
                        ------------------
time to time hereafter, upon request, each party will, at such party's sole expense, execute and deliver such other instruments and documents and take such further action as may be reasonably necessary to carry out the intent of this Note.

                (g)     Governing Law; Waiver of Jury Trial. This Note shall be
                        -----------------------------------
interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Delaware. As part of the consideration for new value this day received, the Holder hereby consents to the jurisdiction of any state or federal court located within Wilmington, Delaware. Each of the Company and the Holder hereby irrevocably and unconditionally waives trial by jury in any suit or proceeding arising out of or related to this Note.

                (h)     Incorporation by Reference. All exhibits and documents
                        --------------------------
referred to in this Note shall be deemed incorporated herein by any reference thereto as if fully set out herein.

                (i)     Headings and Captions. Subject headings and captions are
                        ---------------------
included for convenience purposes only and shall not affect the interpretation of this agreement.

                (j)     Notice. All notices, requests, demands and other
                        ------
communications permitted or required hereunder shall be in writing, and either
(i) delivered in person, (ii) sent by express mail or other overnight delivery service providing receipt of delivery, (iii) mailed by certified or registered mail, postage prepaid, return receipt requested or (iv) sent by telex, telegraph or other facsimile transmission as follows:

         If to Company              Access Worldwide Communications, Inc.
         addressed or               4950 Communications Avenue, Suite 300
         delivered                  Boca Raton, Florida 33431
         in person to:              Attention: Richard Lyew
                                    Fax: 561-226-5021

         With a copy to:            Access Worldwide Communications, Inc.
                                    4950 Communications Avenue, Suite 300
                                    Boca Raton, Florida 33431
                                    Attention: Mark Wright
                                    Fax: 800-569-1587

         If to the Holder,          _______________________________________
         addressed or delivered     _______________________________________
         in person to:              _______________________________________
                                    _______________________________________

or to such other address as either party may designate by notice in accordance with this Section.

                Any such notice or communication, if given or made by prepaid, registered or certified mail or by recorded express delivery, shall be deemed to have been made when actually received.

                (k)     Severability. If any portion of this Note is held
                        ------------
invalid, illegal or unenforceable, such determination shall not impair the enforceability of the remaining terms and provisions herein, which may remain effective, and to this end this Note is declared to be severable.

                (l)     Waiver. No waiver of a default, breach or other
                        ------
violation of any provision of this Note shall operate or be construed as a waiver of any subsequent default, breach or other violation or limit or restrict any right or remedy otherwise available. No delay or omission on the part of the Holder to exercise any right or power arising by reason of a default shall impair any such right or power or prevent its exercise at any time during the continuance thereof.

                (m)     Gender and Pronouns. Throughout this agreement, the
                        -------------------
masculine shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

                (n)     Entire Agreement. This Note constitutes the entire
                        ----------------
agreement of the parties and supersedes any and all other prior agreements, oral or written, with respect to the subject matter contained herein.

                         [SIGNATURES ON FOLLOWING PAGE]

                 [SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]

        IN WITNESS WHEREOF, the Company has signed and sealed this Note on this _______ day of August, 2005.

                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.

                                           By:
                                               ---------------------------------
                                               Mark Wright
                                               General Counsel